Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

RESEARCH AND EXCLUSIVE LICENSE OPTION AGREEMENT

THIS AGREEMENT is dated as of June 26, 2009 (“Effective Date”) between

***, a *** company incorporated under the laws of ***, located at *** (“***”);

Rexahn Pharmaceuticals, Inc., a company incorporated under the laws of the State of Delaware, United States of America, located at 9620 Medical Center Drive, Rockville, Maryland 20850 (“Rexahn”).

*** and Rexahn may be individually referred to as a “Party” and together as the “Parties”.

WHEREAS, Rexahn has developed a certain novel antimetabolite nucleoside compound, known as RX-3117, which may be useful, among other things, in the treatment of cancer (“RX-3117”) and is the owner of U.S. Patent 7,405,214B2, issued on July 29, 2008;

WHEREAS, the Parties wish that Rexahn perform an R&D Program (as defined herein), to be funded by *** as set forth herein, that shall include certain pre-clinical and clinical activities, as more fully described therein and herein;

WHEREAS, the Parties agree that, following the completion of the R&D Program, *** shall have the exclusive option, but not the obligation, to be granted the License (as defined herein);

WHEREAS, the Parties agree that in the event that *** shall exercise the aforementioned option to be granted the License, Rexahn shall grant to *** and *** shall acquire from Rexahn, the License, subject to and in accordance with the terms and conditions of this Agreement; and

WHEREAS, subject to and in accordance with the terms and conditions set forth in the Securities Purchase Agreement attached hereto as Annex 1 (the “Securities Purchase Agreement”), *** shall effect certain equity investments in Rexahn.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions and Interpretation

1.1.	The foregoing preamble and Annexes hereto form an integral part of this Agreement.

1.2.
In this Agreement the terms below shall bear the respective meanings assigned to them below and other capitalized terms shall bear the respective meanings assigned to them in their parenthetical definition, unless specifically stated otherwise:

1.2.1.
“Affiliate” shall mean, with respect to any Party, any person, organization or entity directly or indirectly controlling, controlled by or under common control with, such Party.  For purposes of this definition only, “control” of another person, organization or entity shall mean the ability, directly or indirectly, to direct the activities of the relevant entity, and shall include, without limitation (i) ownership or direct control of fifty percent (50%) or more of the outstanding voting stock or other ownership interest of the other organization or entity, or (ii) direct or indirect possession, of the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the organization or other entity.

1.2.2.
“Combination Product” shall mean a product which comprises (i) the Licensed Product, and (ii) at least one other active ingredient, which, if administered independently of the Licensed Product, would have a clinical effect.

1.2.3.	“Confidential Information” shall have the meaning ascribed to it in Section 15.1.

1.2.4.	[Intentionally Deleted.]

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.2.5.	“Effective Date” shall have the meaning ascribed to it at the beginning of this Agreement.

1.2.6.	“Final Response” shall have the meaning ascribed to it in Section 2.1.10.

1.2.7.	“Final Trial Development Report” shall have the meaning assigned to such term in Section 2.1.8.

1.2.8.
“First Commercial Sale” shall mean, with respect to the Licensed Product the first commercial sale to a third party, in exchange for cash or some equivalent to which value can be assigned, after the obtaining of all necessary regulatory and other approvals required in order to commercially sell and market the Licensed Product in the country in which the sale is made, other than the sale of the Licensed Product for experimental, testing, compassionate or promotional purposes.

Notwithstanding anything contained in the foregoing paragraph to the contrary, for the purposes of this definition, the transfer of the Licensed Product by *** or one of its Affiliates or Sublicensees to another Affiliate of *** or to a Sublicensee is not a sale, and shall not be taken into account for the purposes of this definition.

1.2.9.	“Further Sublicense” and “Further Sublicensee” shall have the meanings ascribed to them in Section 4.4.

1.2.10.
“Generic Product” shall mean, on a country-by-country basis, and a Licensed Product by Licensed Product basis, a product independently developed by a third party (i) having the same composition of matter as the Licensed Product or which has a marketing approval as a generic product by the regulatory authorities, (ii) can reasonably be or is reasonably used for the same indication or indications for which the Licensed Product is approved and which could not have been sold or with respect to which a license would have been required to be obtained from Rexahn, if patent or other exclusivity rights covering the Licensed Product would have been in full force and effect, and (iii) that (a) following the First Commercial Sale of such Generic Product the annual Net Sales of the Licensed Product has declined in that year by greater than *** percent (***%) compared to the average annual Net Sales of the Licensed Product during the ***(***) years preceding the First Commercial Sale of such Generic Product, or (b) within *** following the First Commercial Sale of such Generic Product, it attains a market share of more than *** percent (***%) of the relevant market for the Licensed Product, as determined by reference to IMS or a similar source commonly recognized in the industry.  However, a product shall not be considered as a Generic Product if *** or anyone on its behalf was involved in its approval or commercialization.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.2.11.	“Generic Royalty Payments” shall have the meaning ascribed to it in Section 6.4.

1.2.12.
“Improvements” shall mean all know-how, processes and methods embodying RX-3117, or which are utilized in the production or use thereof, owned by Rexahn or licensed to it as of the Effective Date or that shall be developed following the Effective Date in the course of the R&D Program, or otherwise, by or for Rexahn, at any time.

1.2.13.	“Incapacitated Party” shall have the meaning ascribed to it in Section 28.1.

1.2.14.
“IND” means an investigational new drug application, as described in 21 C.F.R. Section 312.23, filed for purposes of conducting clinical trials in accordance with the requirements of the United States Food, Drug and Cosmetic Act of 1938, as amended, and the rules and regulations promulgated thereunder, including all supplements and amendments thereto relating to the use of the Licensed Product, ownership of which shall be transferred to *** by Rexahn upon and subject to issuance of the License Notice.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.2.15.	“Initial Response” shall have the meaning ascribed to it in Section 2.1.10.

1.2.16.
“IP Rights” shall mean all vested, contingent and future intellectual property rights including but not limited to: (i) all inventions, materials, compounds, compositions, substances, methods, processes, techniques, know-how, technology, data, information, discoveries and other results of whatsoever nature, and any patents, copyrights, proprietary intellectual or industrial rights directly or indirectly deriving therefrom, as well as provisionals, patent applications (whether pending or not), and patent disclosures together with all reissuances, continuations, continuations in part, revisions, extensions, and reexaminations thereof; (ii) all trade marks, service marks, copyrights, designs, trade styles, logos, trade dress, and corporate names, including all goodwill associated therewith; (iii) any work of authorship, regardless of copyrightability, all compilations, all copyrights and (iv) all trade secrets, confidential information and proprietary processes.

1.2.17.	“License” shall have the meaning ascribed to it in Section 2.2.1.

1.2.18.	“License Notice” shall have the meaning ascribed to it in Section 2.2.2.

1.2.19.	“License Option” shall have the meaning ascribed to it in Section 2.2.1.

1.2.20.	“Licensed Information” shall mean IP Rights in and to RX-3117, and its use, production and formulation.

1.2.21.	“Licensed Product(s)” shall have the meaning ascribed to it in Section 2.2.1.

1.2.22.	“Liens” shall have the meaning ascribed to it in Section 10.2.1.

1.2.23.	“Milestone” shall have the meaning ascribed to it in Section 6.1.

1.2.24.	“Milestone Payments” shall have the meaning ascribed to it in Section 6.1.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.2.25.
“Net Sales” shall mean with respect to the Licensed Product, the total amounts received by *** and/or its Affiliates, Sublicensees or Further Sublicensees in respect of the Licensed Product, as established in a bona fide arms-length transaction with an unrelated third party, less the following items (as they apply to the Licensed Product) (collectively, the “Deductions”): (i) quantity and/or cash discounts actually allowed or taken; (ii) customs, duties, sales, withholding and similar taxes, if any, imposed on the Licensed Product (in finished form), to the extent applicable to such sale and included in the invoice in respect of such sale; (iii) amounts actually allowed or credited by reason of rejections, return of goods (including as a result of recalls), any retroactive price reductions or allowances specifically identifiable as relating to the Licensed Product (including those resulting from inventory management or similar agreements with wholesalers); (iv) amounts incurred resulting from government mandated rebate programs (or any agency thereof); (v) third party (a) rebates, (b) freight, postage, shipping and applicable insurance charges, to the extent the same are separately itemized on invoices and actually paid as evidenced by invoices or other appropriate supporting documentation, and (c) chargebacks or similar price concessions related to the sale of the Licensed Product; (vi) reasonable royalties paid to third parties by ***, its Affiliates or Sub-Licensees in respect of the use of third party’s IP Rights which are required to commercialize the Licensed Product; and (vii) the cost of reasonable quantities of samples, provided the quantity of Licensed Product actually utilized for purposes of such samples (to the extent actually borne by *** and/or its affiliates, Sublicensees or Further Sublicesees) shall not exceed *** percent of (***%) the volume of annual Licensed Product sales during any given year during the term of this Agreement.  All of the foregoing shall be calculated in accordance with U.S. GAAP.  For the avoidance of doubt, specific Deductions shall only be taken into account once when calculating Net Sales.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Notwithstanding anything contained in the foregoing paragraph to the contrary, for the purposes of this definition, the transfer of the Licensed Product by *** or one of its Affiliates to another Affiliate of *** or to a Sublicensee or Further Sublicensee is not a sale; in such cases, Net Sales will be determined based on the total amounts received by *** and/or its Affiliates, Sublicensees or Further Sublicensees in respect of the Licensed Product first sold by ***, the Affiliate, Sublicensee or Further Sublicensee to independent third-parties, less the deductions permitted herein.

In addition, Net Sales shall be furthermore adjusted and reduced in the event that the Licensed Product is sold as part of a Combination Product as set forth in Section 6.5.

With respect to sales which are not at bona fide arms-length and/or are not in the ordinary course of business, the term “Net Sales” shall mean the total amount that would have been due in an arms-length sale made in the ordinary course of business and according to the then current market conditions for such sale or, in the absence of such current market conditions, according to market conditions for sale of products similar to the Licensed Product.

In the case of pharmacy incentive programs, hospital performance incentive chargebacks, disease management programs, similar programs or discounts on “bundles” of products, all discounts and the like shall be allocated among products on the basis of which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such products or such other reasonable allocation method as the parties shall agree.

If Licensed Products are sold or supplied in a currency other than United States Dollars then the sum of Net Sales shall first be determined in the currency in which such Licensed Product were invoiced and then converted into equivalent United States Dollars at the middle market rate of such foreign currency as quoted in the Financial Times at the close of business of the last business day of the quarter with respect to which the payment is made.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.2.26.	“Option Period” shall have the meaning ascribed to it in Section 2.2.1.

1.2.27.
“Patents” shall mean U.S. Patent 7,405,214B2 and all additional patent applications/patents that may be filed by or for Rexahn covering RX-3117 or any of the Improvements.  As of the Effective Date, the Patents include all patents and patent applications listed in Annex 2 attached hereto.

1.2.28.
“Phase I Clinical Trial” shall mean, as to a particular product for a particular indication, the initial controlled and lawful study in humans of the safety of such product for such indication, which is prospectively designed to generate data to support commencing a Phase II Clinical Trial of such product for such indication.

1.2.29.
“Phase II Clinical Trial” shall mean, as to a particular product for a particular indication, the initial controlled and lawful study in humans of the safety, dose ranging and efficacy of such product for such indication, which is prospectively designed to generate data to support commencing a Phase III Clinical Trial of such product for such indication.

1.2.30.
“Phase III Clinical Trial” shall mean, as to a particular product for a particular indication, the large scale human clinical trials conducted in humans of the safety and efficacy of such product for such indication, which is prospectively designed to demonstrate statistically whether such product is safe and effective for use in such indication in order to file an application for regulatory approval with respect to such product for such indication.

1.2.31.
“Pre-Clinical Activities” shall mean those activities required to be undertaken in order to file an IND application with the United States Food and Drug Administration (“FDA”) or an equivalent application to a similar foreign regulatory agency in another jurisdiction, which may include, inter alia, managing animal studies, as well as toxicology studies.  Pre-Clinical Activities shall not include testing, experimentation or other use in human patients.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.2.32.	“Primary EU Markets” shall mean the United Kingdom, Germany, France, Italy and Spain.

1.2.33.	“R&D Budget” shall have the meaning ascribed to it in Section 2.1.4.

1.2.34.	“R&D Committee” shall have the meaning ascribed to it in Section 3.1.

1.2.35.	“R&D Program” shall have the meaning ascribed to it in Section 2.1.1.

1.2.36.	“Rexahn IP” shall mean all the IP Rights in and to RX-3117 and the Improvements through the date of provision of the License Notice by *** to Rexahn, and the Patents.

1.2.37.	“Royalty Payments” shall have the meaning ascribed to it in Section 6.3.

1.2.38.
“Royalty Term” shall mean in relation to the Licensed Product on a country by country basis the period commencing upon the First Commercial Sale of the Licensed Product in the relevant country and expiring on the later of: (i) ***(***) years after that date, or (ii) the expiry of a Valid Patent Claim covering the main active ingredients of the Licensed Product.

1.2.39.	“RX-3117” shall mean the compound as described by claim 4 of U.S. Patent No. 7,405,214B2.

1.2.40.	“Sales Milestone” shall have the meaning ascribed to it in Section 6.2.

1.2.41.	“Sales Milestone Payments” shall have the meaning ascribed to it in Section 6.2.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.2.42.
“Sublicense” shall mean any right granted, license given, or agreement entered into, by *** and/or its Affiliates and/or Sublicensees to or with any other person or entity (whether or not such grant of rights, license given or agreement entered into is described as a sublicense or otherwise), permitting any use of the Licensed Information (or any part thereof) or any right to research, develop, make, have made, register, import, manufacture, use, sell, offer for sale, produce, sublicense, commercialize and/or distribute the Licensed Product for any indication; and the term “Sublicensee” shall be construed accordingly.

1.2.43.	“*** IP” shall have the meaning ascribed to it in Section 8.3.

1.2.44.
“Valid Patent Claim” shall mean a claim of an issued and unexpired patent which has not been revoked and held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reexamination, reissue, disclaimer or otherwise.

1.3.
In this Agreement, words importing the singular shall include the plural and vice-versa and words importing any gender shall include all other genders and references to persons shall include partnerships, corporations and unincorporated associations.

1.4.	The words “including” and “includes” mean including, without limiting the generality of any description preceding such terms.

1.5.	In the event of any discrepancy between the terms of this Agreement and any of the Annexes hereto, the terms of this Agreement shall prevail.

1.6.	Section, paragraph and annex headings shall not affect the interpretation of this Agreement.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.	The R&D Program

2.1.	The R&D Program – Pre-Clinical Activities

2.1.1.
Rexahn shall carry out a development program covering the Pre-Clinical Activities, which program shall include all of the Pre-Clinical Requirements (as such term is defined in the Securities Purchase Agreement) and be in accordance with the general outline of activities and time schedule agreed between the Parties prior to the Initial Closing under the Securities Purchase Agreement (the “R&D Program”). The R&D Program shall be supplemented by more detailed programs per each stage of development and shall be updated from time to time during the performance of such R&D Program by the R&D Committee (as such term is defined in Section 3.1 below).  The R&D Program and each such update thereto shall form a part of this Agreement and shall be appended to the signature copies for the sake of good order.

2.1.2.
For the avoidance of doubt, any amendment to the R&D Program involving a change to the R&D Budget of the lower of at least (i) US$ ***(***dollars), in the aggregate, or (ii) *** percent (***%) of the R&D Budget for the applicable year shall require the prior written approval of the R&D Committee.

2.1.3.	Rexahn shall begin performing the R&D Program immediately following the Initial Closing under the Securities Purchase Agreement.

2.1.4.
Rexahn hereby reconfirms its agreement to utilize that portion of ***’s investments under the Securities Purchase Agreement that is intended to cover the R&D Budget solely for the purpose of carrying out the R&D Program (directly and through contractors) strictly in accordance with the budget (including updates) to be proposed by Rexahn and approved in writing by *** (the “R&D Budget”).  Each update of the R&D Budget shall form a part of this Agreement and shall be appended to the signature copies for the sake of good order.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.1.5.
Rexahn shall keep separate records of the expenses which it incurs in undertaking the R&D Program and shall provide *** and the R&D Committee with detailed reports of Rexahn’s expenditures not less often than on a calendar quarter basis.

2.1.6.
For the avoidance of doubt, (i) any in-licensing of third party technology by Rexahn for the purposes of the performance of the R&D Program and/or (ii) any use of third party technology by Rexahn for the purposes of the performance of the R&D Program, shall require the prior written agreement of ***.

2.1.7.
At the end of each calendar quarter during the course of the R&D Program, Rexahn shall provide *** with periodic progress reports regarding the progress of the R&D Program, in a form and containing the substance to be agreed in advance by the R&D Committee.

2.1.8.
Not later than thirty days (30) after the completion of each of the Pre-Clinical Activities, unless otherwise agreed by the R&D Committee in writing, Rexahn shall provide *** with a report summarizing said Pre-Clinical Activities in the context of the R&D Program, and the results of same, in a form and containing the substance to be agreed by the R&D Committee (each a “Final Trial Development Report”).

2.1.9.
***’s representative(s) on the R&D Committee may, from time to time, request updates regarding the progress of the R&D Program, in addition to the periodic progress reports, and Rexahn shall provide any additional update that ***’s representative(s) on the R&D Committee may reasonably request.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.1.10.
After receipt by *** of each Final Trial Development Report, if *** wishes to receive further information from Rexahn it shall so advise Rexahn by written notice specifying the additional information requested (the “First Notice”).  *** agrees to deliver any such First Notice to Rexahn no later than thirty (30) days after ***’s receipt of the relevant Final Trial Development Report.  Rexahn will provide such additional information within a reasonable time, but not later than thirty (30) days following receipt of the First Notice (the “Initial Response”).  If following receipt of the Initial Response *** wishes to receive further information from Rexahn, it shall so advise Rexahn by written notice specifying such additional information requested (the “Second Notice”).  *** agrees to deliver any such Second Notice to Rexahn no later than thirty (30) days after ***’s receipt of the Initial Response.  Rexahn will provide such additional information within a reasonable time but not later than thirty (30) days following receipt of the Second Notice (the “Final Response”).  If the Initial Response, together with the Final Response provide the full and complete information reasonably requested by ***, then following submission of the Final Response Rexahn shall not be required to provide any additional information to *** in connection with the Final Trial Development Report.

2.1.11.
Rexahn shall perform its obligations under the R&D Program in accordance with all applicable laws, rules and regulations, and shall procure the receipt of all approvals and consents necessary for the performance of its obligations under the R&D Program.

2.1.12.
Rexahn shall not be entitled to subcontract its obligations to perform any Material Task (as term is defined below) under the R&D Program to any third party without the prior written approval of ***, which approval shall not be unreasonably withheld or delayed.  For the purposes of this Section 2.1.12 a “Material Task” shall mean any task in respect of which the subcontract expenses equal or exceed the lower of (i) US$100,000 (one-hundred thousand US dollars), in the aggregate, or (ii) ten percent (10%) of the R&D Budget for the applicable year(s) in which the relevant obligations are performed by a subcontractor.  Without derogating from the preceding sentence, if Rexahn wishes to subcontract a Material Task or any part thereof, Rexahn shall notify the R&D Committee and *** in writing, and *** shall have the right of first option, at its sole discretion (but shall not be obligated), to perform such tasks as Rexahn’s subcontractor, at a cost mutually agreed upon by *** and Rexahn.  The performance of any part of the R&D Program by any subcontractor shall not relieve Rexahn of or reduce its obligations under this Agreement.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.2.	***’s Option

2.2.1.
From the Effective Date until forty-five (45) days following the issuance of the IND for RX-3117 (the “Option Period”), *** shall have the exclusive right, but not the obligation (the “License Option”), exercisable at any time during the Option Period, to receive the sole and exclusive, royalty-bearing, worldwide license herein to use the Licensed Information to research, develop, make, have made, register, import, manufacture, use, sell, offer for sale, produce, commercialize and distribute products embodying, based on or using the Licensed Information for all indications (collectively the “Licensed Product”), and to sublicense any such activities (the “License”).

2.2.2.
If *** elects to take the License, it shall provide written notice of its decision to Rexahn prior to the expiration of the Option Period (the “License Notice”), and as of the date of the provision of the License Notice, the grant of the License to *** shall become effective.

2.2.3.
Prior to the expiration of the Option Period, ***’s representatives shall have the right (at ***’s sole expense) to visit Rexahn’s facilities for the purposes of conducting due diligence or audits in relation to Rexahn and the Rexahn IP and deciding whether or not to take the License, upon providing Rexahn with reasonable notice of such visits or audits.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2.2.4.
Prior to the expiration of the Option Period, Rexahn shall not discuss or negotiate or enter into any transaction with any third party regarding the Licensed Information without the prior written approval of ***.

2.2.5.
If *** does not serve the License Notice upon Rexahn within the Option Period, then this Agreement shall automatically expire at the end of the Option Period without any further actions by either Party.  In this event, other than the obligations set forth in Section 15 (Confidentiality), Section 11 (Term and Termination) and such other obligations intended to survive termination or expiry of this Agreement pursuant to Section 11.10, the Parties shall not be obligated in any manner towards each other with respect to the subject matter of this Agreement.

3.	Research and Development Committee

3.1.
The Parties will establish and maintain a Research and Development Committee (the “R&D Committee”) throughout the R&D Program.  The R&D Committee shall have the authority to approve, update and monitor the R&D Program and the R&D Budget and any material deviation therefrom, and generally monitor performance thereunder. The R&D Committee shall make decisions on issues that arise in respect of the R&D Program and its performance and shall establish and periodically review all draft protocols and draft reports, draft expert reports, draft summaries and final versions of same, and the commercial objectives and activities set forth as part of the R&D Program.  The R&D Committee shall be comprised of four members, having one vote each, of which two shall be appointed by each Party, including one co-chairperson appointed by each party.  The R&D Committee shall meet (either in person by video conference or by telephone) periodically (but in any event no less than quarterly) during the course of the R&D Program.

3.2.
At each R&D Committee meeting, at least one member appointed by each Party present in person or by telephone shall constitute a quorum.  Each Party shall have equal voting power, whether represented by one or two committee members, on all matters before the R&D Committee.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3.3.
If during the course of the R&D Program the members of the R&D Committee cannot agree on an issue under the scope of its authority within fourteen (14) days of the issue arising, then the members shall refer the issue to the VP of Innovative Ventures of *** and the CEO of Rexahn for resolution. If no such resolution is achieved within fourteen (14) days, then *** shall have the determining vote.

4.	License Grant

4.1.	Subject only to *** serving the License Notice on Rexahn in accordance with Section 2.2.2, Rexahn hereby grants *** the License.

4.2.
If *** informs Rexahn that any additional IP Rights or knowhow either owned by or licensed to Rexahn which does not constitute part of the Rexahn IP and which is reasonably required to be licensed to *** in order for *** to commercialize any Licensed Product(s), then, subject to any third party restrictions, the relevant portion of the same shall be deemed as licensed to *** on a non-exclusive basis, and shall otherwise be treated as the Licensed Information covered by the License hereunder, mutatis mutandis.

4.3.
From the Effective Date and until the expiration of the Option Period, Rexahn shall not, without ***’s prior written consent, enter into any agreement, arrangement or commitment according to which a third party is granted any rights with respect to any portion of the Licensed Information or the Licensed Product.  Furthermore, from the Effective Date and until the expiration of the Option Period, Rexahn shall not without ***’s prior written consent enter into any agreement, arrangement or commitment that would derogate from or conflict with the rights granted to *** pursuant to Section 4.2.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.4.
*** shall have the right to grant (whole or partial) Sublicenses to third parties (and such third parties shall be entitled to grant further Sublicenses (each, a “Further Sublicense” and the term “Further Sublicensee” shall be construed accordingly) under the License), on terms and conditions consistent with the terms of this Agreement and *** shall be entitled to determine the commercial terms of any such Sublicense, provided that with respect to each Sublicense *** notifies Rexahn upon signature thereof, and provides Rexahn with the name of the Sublicensee and the scope and territory of the Sublicense.  The grant of any Sublicenses and Further Sublicenses shall not relieve the Parties of or reduce their obligations to each other under this Agreement.  The term of any Sublicense shall be limited to the term of the License and will terminate upon the expiration or the termination of the License for any reason whatsoever, provided, however, that for each Sublicensee, upon termination of the License with ***, if the Sublicensee is not then in breach of its Sublicensee agreement, and provided that such Sublicensee has substantially similar financial and marketing capabilities as ***, Rexahn shall be obligated, at the joint request of the Sublicensee and *** to enter into a new license agreement with such Sublicensee on substantially the same terms as this Agreement (with *** having no obligations or liabilities thereunder).  *** shall provide Rexahn with an executed copy of each Sublicense agreement (including any Further Sublicense agreements – to the extent available to ***) provided that *** may redact information or parts of any such agreement that is not material to Rexahn or that is subject to obligations of confidentiality, within thirty (30) days of execution of the relevant Sublicense Agreement, and shall require any Sublicensee to do the same.  None of the provisions of this Section 4.4 shall be construed to limit ***’s obligation to share the financial terms of any Sublicense agreement as may be reasonably necessary for Rexahn to verify from time to time the accuracy of amounts payable by *** to Rexahn hereunder.

4.5.
Without limiting the foregoing or any of ***’s obligations under this Agreement relating to the grant of Sublicenses or Further Sublicenses, *** shall be entitled to subcontract the conduct or performance of any activity concerning the Licensed Product to a third party, and such subcontract shall not be considered to be de facto a grant of a sublicense.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.6.
Throughout the term of this License, Rexahn will not directly, or indirectly (through licensees or otherwise), distribute, promote, market or sell any product that embodies RX-3117 or any derivative thereof.   Further, from the Effective Date, until the ***- year anniversary of the Initial Closing under the Securities Purchase Agreement, Rexahn agrees not to directly or indirectly license any third party to research, develop, make, register, import, manufacture, use, sell, offer for sale, produce, sublicense, distribute or otherwise commercialize an anti-metabolite product (an “Anti-metabolite License”).

4.7.
If at any time after the foregoing *** (***) year period Rexahn desires to directly or indirectly grant an Anti-metabolite License, then Rexahn shall comply with the provisions of this Section 4.7.  Rexahn shall first notify *** in writing of Rexahn's intention to grant an Anti-metabolite License, which notice shall specify with particularity the anti-metabolite product to be licensed.  If within twenty-one (21) days of its receipt of such notice *** informs Rexahn by a further notice that it wishes to negotiate the terms of an Anti-metabolite License in and to such anti-metabolite product, then *** shall have the exclusive right, for a period of ***(***) days after issuance of its further notice to Rexahn, to negotiate the terms of such Anti-metabolite License with Rexahn.  During such ***(***) day period the parties shall negotiate in good faith and Rexahn shall not provide any information concerning such anti-metabolite product to, or engage in any discussions concerning the anti-metabolite product with any third party.  If at the conclusion of the ***(***) day period *** and Rexahn  are unable to agree on the material terms of an Anti-metabolite License, then Rexahn may negotiate and enter into an Anti-metabolite License with a third party for the particular anti-metabolite product specified in Rexahn's notice to ***; provided, however, that the value in the aggregate of any Anti-metabolite License entered into between Rexahn and a third party shall be equal to at least 110% of the aggregate value of the best offer made by *** during the ***(***) day negotiating period; and further provided, that if Rexahn shall not have entered into an Anti-metabolite License with a third party relating to such anti-metabolite product within ***(***) days of the expiration of the foregoing ***(***) day negotiating period, then Rexahn shall first comply again with the provisions of this Section 4.7 before negotiating with or entering into an Anti-metabolite License with a third party for such anti-metabolite product.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.	Development and Commercialization of the Licensed Product

5.1.
Subject to *** serving the License Notice on Rexahn pursuant to Section 2.2.2, *** undertakes at its own expense to make such commercially reasonable efforts to develop and commercialize the Licensed Product as are consistent with the commercial efforts which *** ordinarily takes to develop and commercialize products of similar potential and at similar stages of development, taking into account the cost effectiveness of efforts or resources, the competitiveness of alternative compounds or products that are expected to be in the marketplace, the patent and other proprietary position of the Licensed Product, the profitability of the Licensed Product and alternative compounds or products and other relevant commercial factors.

5.2.
Subject to Section 5.1, *** shall have responsibility for undertaking clinical development of the Licensed Product and preparing, submitting, seeking approval of, maintaining and updating marketing approval applications, marketing approvals and other regulatory approvals and applications for regulatory approvals in respect of the Licensed Product.  *** will solely own, apply for and be the holder or owner of record for all applications and approvals relating to the Licensed Product. Without limiting the generality of the immediately preceding sentence, Rexahn shall transfer and assign to *** all regulatory filings, approvals and applications relating to the Licensed Product, including all INDs granted by the FDA, and all related documentation and information.  Subject to Section 5.5, *** will be solely responsible for commercializing the Licensed Product during the term of this Agreement, including, without limitation, manufacture, marketing, promotion, patient assistance programs, medical education, price negotiation and setting, reimbursement negotiation, customer relations, sales, order processing, invoicing and collection, preparation of sales records and reports, warehousing, inventory management, logistics and distribution (including, without limitation, the handling of returns, market withdrawals, field corrections and recalls).

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

5.3.
*** shall provide Rexahn with a written report summarizing the progress, status, and results of the material activities described in Section 5.2 for the preceding six (6) month period, on a semi-annual basis with respect to the Licensed Product.  Each such report shall be prepared in a manner consistent with reports issued by *** in the ordinary course of business.  In addition, no more than once each  calendar year, Rexahn may request a meeting with *** to discuss such report(s) on a date and at a location as shall be mutually agreed by the parties hereto.

5.4.
For the avoidance of doubt, nothing contained in this Agreement shall be construed as a warranty by *** that any efforts to be made by *** pursuant to this Agreement, including without limitation any development or any commercialization to be carried out by *** pursuant to this Agreement, will actually achieve their aims or any other results or succeed, and *** makes no warranties whatsoever as to any results to be achieved in consequence of the carrying out of any such development, commercialization, efforts or activities.  Furthermore, *** makes no representation to the effect that the commercialization of the Licensed Product will succeed, or that *** will be able to sell a particular quantity of the Licensed Product.

5.5.
If Rexahn has the necessary capabilities and infrastructure to adequately co-promote the Licensed Product in ***, the determination of which shall be made by the mutual agreement of Rexahn and *** (or if Rexahn and *** cannot come to a mutual agreement, then the parties shall select a mutually agreeable third party to make such determination, which determination shall be binding on the parties) following the written request of Rexahn, then within sixty (60) days of such determination, the Parties shall in good faith negotiate the grant to Rexahn of such limited co-promotion rights for ***.  The grant of such rights shall, however, also be subject to the Parties mutually agreeing upon the fee and royalty structure as well as pricing for the Licensed Product payable to *** by Rexahn.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.	Milestones, Royalty Payments, Generic Royalty Payments and Sublicense Fees

6.1.
In consideration for the grant of the License upon the issuance by *** of the License Notice, *** shall make the following payments (the “Milestone Payments”) to Rexahn upon achievement of the relevant milestones (each, a “Milestone”):

6.1.1.	upon the first indication of the Licensed Product reaching any of the following Milestones:

(a)	Upon the later of (i) receipt of the IND for the Licensed Product and (ii) the issuance by *** of the License Notice — a payment of $*** (*** US dollars);

(b)
Upon the first actual delivery/administration of the Licensed Product to the first patient participating in the Phase I Clinical Trials in respect of the Licensed Product — a payment of $***  (*** US dollars);

(c)
Upon the first actual delivery/administration of the Licensed Product to the first patient participating in the Phase II Clinical Trials in respect of the Licensed Product — a payment of $*** (*** US dollars);

(d)
Upon the first actual delivery/administration of the Licensed Product to the first patient participating in the Phase III Clinical Trials in respect of the Licensed Product — a payment of $*** (*** US dollars);

(e)	Upon the FDA granting approval of the New Drug Application for the Licensed Product — $*** (*** US dollars);

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(f)	Upon marketing approval being granted by the EMEA for the Licensed Product — a payment of $*** (*** US dollars);

(g)	Upon the relevant regulatory authorities in Japan granting marketing approval for the Licensed Product — a payment of $*** (*** US dollars);

(h)	Upon the First Commercial Sale of the Licensed Product in the United States, following the receipt of marketing approval by the FDA — a payment of $*** (*** US dollars);

(i)
Upon the First Commercial Sale of the Licensed Product in a Primary EU Market, following the receipt of marketing approval by the European Medicines Agency (the “EMEA”) — a payment of $*** (*** US dollars);

(j)	Upon the First Commercial Sale of the Licensed Product in a second Primary EU Market, following the receipt of marketing approval by the EMEA – a payment of $*** (*** US dollars); and

(k)	Upon the First Commercial Sale of the Licensed Product in Japan, following the receipt of marketing approval by the relevant governmental authorities — a payment of $*** (*** US dollars).

6.1.2.	with respect to the Licensed Product for a second agreed-upon indication reaching the following Milestones:

(a)
Upon the first actual delivery/administration of the Licensed Product to the first patient participating in the Phase II Clinical Trials in respect of the Licensed Product — a payment of $*** (*** US dollars); provided, however, no milestone payment shall be due if a Phase II Clinical Trial is not undertaken and instead development proceeds directly to Phase III Clinical Trials;

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)
Upon the first actual delivery/administration of the Licensed Product to the first patient participating in the Phase III Clinical Trials in respect of the Licensed Product — a payment of $*** (*** US dollars);

(c)	Upon the FDA granting approval of the New Drug Application for the Licensed Product — a payment of $*** (*** US dollars);

(d)	Upon marketing approval being granted by the EMEA for the Licensed Product — a payment of $*** (*** US dollars);

(e)	Upon the relevant regulatory authorities in Japan granting marketing approval for the Licensed Product — a payment of $*** (*** US dollars);

(f)	Upon the First Commercial Sale of the Licensed Product in the United States, following the receipt of marketing approval by the FDA — a payment of $*** (***US dollars);

(g)	Upon the First Commercial Sale of the Licensed Product in a Primary EU Market, following the receipt of marketing approval by the EMEA — a payment of $*** (*** US dollars);

(h)	Upon the First Commercial Sale of the Licensed Product in a second Primary EU Market, following the receipt of marketing approval by the EMEA — a payment of $*** (*** US dollars); and

(i)	Upon the First Commercial Sale of the Licensed Product in Japan, following the receipt of marketing approval by the relevant governmental authorities — a payment of $*** (*** US dollars).

6.1.3.	with respect to the Licensed Product for a third and each subsequent agreed-upon indication thereafter reaching the following Milestones:

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)
Upon the first actual delivery/administration of the Licensed Product to the first patient participating in the Phase II Clinical Trials in respect of the Licensed Product — a payment of $*** (*** US dollars); provided, however, no milestone payment shall be due if a Phase II Clinical Trial is not undertaken and instead development proceeds directly to Phase III Clinical Trials;

(b)
Upon the first actual delivery/administration of the Licensed Product to the first patient participating in the Phase III Clinical Trials in respect of the Licensed Product — a payment of $*** (*** US dollars);

(c)	Upon the FDA granting approval of the New Drug Application for the Licensed Product — a payment of $*** (*** US dollars);

(d)	Upon marketing approval being granted by the EMEA for the Licensed Product — a payment of $*** (*** US dollars);

(e)	Upon the relevant regulatory authorities in Japan granting marketing approval for the Licensed Product — a payment of $*** (*** US dollars);

(f)	Upon the First Commercial Sale of the Licensed Product in the United States, following the receipt of marketing approval by the FDA — a payment of $*** (*** US dollars);

(g)	Upon the First Commercial Sale of the Licensed Product in a Primary EU Market, following the receipt of marketing approval by the EMEA — a payment of $***(*** US dollars);

(h)	Upon the First Commercial Sale of the Licensed Product in a second Primary EU Market, following the receipt of marketing approval by the EMEA — a payment of $*** (*** US dollars); and

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(i)	Upon the First Commercial Sale of the Licensed Product in Japan, following the receipt of marketing approval by the relevant governmental authorities — a payment of $*** (*** US dollars);

6.2.
In addition, in consideration for the grant of the License, *** shall make the following payments (the “Sales Milestone Payments”) to Rexahn upon the first achievement of the relevant sales milestones by the Licensed Product (each, a “Sales Milestone”):

(a)	the first time that Net Sales of the Licensed Product in a calendar year exceed $*** (*** US dollars) — a payment of $*** (*** US dollars);

(b)	the first time that Net Sales of the Licensed Product in a calendar year exceed $*** (*** US dollars) — a payment of $*** (*** US dollars); and

(c)	the first time that Net Sales of the Licensed Product in a calendar year exceed $*** (*** US dollars) — a payment of $*** (*** US dollars).

For the avoidance of doubt, each of the Sales Milestone Payments set out in Section 6.2 (a) to (c) above shall be made once only for the Licensed Product (regardless how many approved indications) and with respect to the first calendar year in which the sales of the Licensed Product reach the Sales Milestones, which could be the same calendar year if sales of the Licensed Product satisfy more than one sales milestone in the same calendar year.

6.3.
In addition, in consideration for the grant of the License, *** shall, throughout the Royalty Term, pay to Rexahn royalties at the following rates on annual Net Sales, during each calendar year in respect of the Licensed Product (the “Royalty Payments”), as specified in this Section 6.3 below:

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)	***% (*** percent) of the portion of annual Net Sales of the Licensed Product up to $*** (***US dollars);

(b)	***% (*** percent) of the portion of annual Net Sales of the Licensed Product exceeding $*** (*** US dollars) and up to $*** (*** US dollars); and

(c)	***% (*** percent) of the portion of annual Net Sales of the Licensed Product exceeding $*** (***US Dollars).

6.4.
During the Royalty Term from such time as a Generic Product is commercialized and distributed by a third party unrelated to *** in any particular country, *** shall pay Rexahn as of such date and for as long as any Generic Product is so sold in such country, reduced Royalties for Licensed Products sold in such country at rates equal to one-half of those set out in Section 6.3 on Net Sales of the Licensed Product in such country (“Generic Royalty Payments”).  The reductions in royalty rate set out in this Section 6.4 shall be applied equally to each of the sub-section levels of royalty payments.

6.5.
Notwithstanding the foregoing, in the event that the Licensed Product is sold in the form of a Combination Product, then the proportion of such Combination Product to be attributed to Net Sales that are subject to the Royalty Payments or Generic Royalty Payments (the “Relevant Proportion”) shall be calculated as provided below, on a country-by-country basis:

6.5.1.
Provided that both active ingredients of the Combination Product are sold on a stand-alone basis in the relevant country at the time in question, the Relevant Proportion shall be as follows: A/(A+B), where A is the net sale price of the RX-3117 based component of the Licensed Product sold separately in such country, and B is the net sale price of the other component sold separately in such country.

6.5.2.
For example: if the Licensed Product is sold on a stand-alone basis for $5 and the additional component of the Combination Product is sold on a stand-alone basis for $10, then the Relevant Proportion of such Combination Product shall be one third (1/3).

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.5.3.
In the event that the components of the Combination Product are not each sold on a stand-alone basis in the relevant country at the time in question, the fraction above shall be calculated using the reasonably estimated commercial value of each component.  Any such estimates shall be determined using criteria to be mutually agreed upon by the Parties applicable to the country in question.

6.5.4.
For the purposes of determining Royalty Payments or Generic Royalty Payments on a Combination Product, Net Sales shall be determined by multiplying the actual Net Sales of such Combination Product by the Relevant Proportion, and *** shall make Royalty Payments or Generic Royalty Payments to Rexahn accordingly (for example – with respect to the said demonstrated numbers the Royalty Payments or Generic Royalty Payments shall be applied only to one-third (1/3) of the Net Sales of the Combination Product).

6.6.
In addition to any other payments *** is required to make to Rexahn, during the Royalty Term, *** will pay Rexahn fifteen percent (15%) (or ten percent (10%) if the sublicensing takes place after Phase II Clinical Trials) of any non-royalty payments, including, without limitation, up-front fees and milestone payments, it and its Affiliates receive from a Sublicensee and Further Sublicensee (as the case may be), except for the following: (i) gross receipts for commercial sales of the Licensed Product that are subject to royalty payments to Rexahn (ii) amounts received from a Sublicensee solely to finance research and development activities to be performed by or on behalf of *** in connection with such Sublicense (as evidenced by itemized invoices, receipts or other supporting documentation);  (iii) payments for the license or sublicense of any IP Rights other than Licensed Information; (iv) payments received in reimbursement for patent expenses incurred at any time after the date of the grant of the sublicense; (v) payments received in reimbursement for bona fide marketing expenses incurred at any time after the date of the grant of the Sublicense (as evidenced by itemized invoices, receipts or other supporting documentation); or (vi) equity investments in *** or its Affiliates at current market rates.  Any non-royalty payment received by *** in the form of non-cash compensation shall be valued at fair market value, and Rexahn’s share of such non-royalty payment may be paid by *** either in cash or in the same form of non-cash compensation which *** received (at ***’s sole discretion).

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.7.
Following the expiry of the Royalty Term for the Licensed Product in a particular country, *** shall have a fully paid up license to continue to exploit the License without having to make Royalty Payments or Generic Royalty Payments or pay Sublicense Fees with respect to the Licensed Product in such country.

7.	Payment Terms and Reporting in Respect of the License

7.1.
Upon the achievement of the first Milestone pursuant to Section 6.1.1(h), (i) and/or (k) and for the duration of the Royalty Term, *** shall submit to Rexahn, no later than sixty (60) days after the end of each calendar quarter, quarterly reports setting out all amounts owing to Rexahn in respect of the calendar quarter to which the report refers with respect to the Licensed Product, including: (i) the Net Sales made by *** and its Affiliates, Sublicensees and Further Sublicensees, including a breakdown of Net Sales according to country and currency of sales, (ii) amounts deducted as royalties to third parties pursuant to Section 1.2.25(vi), (iii) total Milestone Payments, Royalty Payments, Generic Royalty Payments and Sublicense Fees due to Rexahn in respect of such calendar quarter or, if no such payments are due to Rexahn in respect of such calendar quarter, a statement that no payments are due; (iv) any calculations made in relation to Combination Products and the Generic Royalty Payments; and (v) all non-royalty payments owing to Rexahn pursuant to Section 6.6, and any calculations made in respect thereof.  Each such report shall be signed by the relevant financial executive of the relevant division of ***.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.2.	The Parties agree that all information which *** provides to Rexahn pursuant to Section 7.1 shall be treated as Confidential Information for the purposes of Section 15.

7.3.
All amounts payable by *** to Rexahn pursuant to Section 6 shall be paid to Rexahn (i) in respect of Royalty Payments and Generic Royalty Payments, on a quarterly basis, and no later than *** (***) days after the end of each calendar quarter, commencing with the first calendar quarter in which Net Sales are made, (ii) in respect of Milestone Payments, within ***(***) days following the achievement of the applicable Milestone, and (iii) in respect of Sublicense Fees, within *** (***) days following the receipt by *** of the relevant sums from any Sublicensees.

7.4.	Each payment due to Rexahn pursuant to Section 6 shall be paid by *** by wire transfer of immediately available funds to an account or accounts designated by Rexahn in writing.

7.5.
*** shall maintain and shall cause its Affiliates to maintain, complete and accurate records of the Licensed Product sold under this Agreement, and any amounts payable to Rexahn in relation to such Licensed Product, which records shall contain sufficient information and detail to reasonably permit Rexahn to confirm the accuracy of any payments made to Rexahn.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.6.
*** shall retain and shall cause its Affiliates to retain such records relating to each calendar year during the Royalty Term for at least seven (7) years after the conclusion of that calendar year, during which time Rexahn shall have the right, at its expense to cause an independent certified public accountant (which accountant may not be compensated on a full or partial contingency basis) to inspect such records during normal business hours for the sole purpose of verifying any payments delivered under this Agreement.  Such accountant shall not disclose to Rexahn any information other than information relating to the accuracy of reports and payments delivered under this Agreement.  In the event that any audit performed pursuant to Section 7.6 reveals an underpayment in excess of five percent (5%) in any calendar year, and if such underpayment is proven to the satisfaction of a mutually agreed external auditor (it being agreed that absent such mutual agreement as to the identity of the auditor within thirty (30) days of a Party’s written notice to the other Party that it wishes to have such external auditor appointed, the external auditor shall be one of the ‘big four’ accounting firms who has not served as the auditor of either party hereto for the five (5) year period prior to the period being audited), then *** shall bear the full cost of Rexahn’s audit.  Rexahn may exercise its right of audit under this Section 7 only once every year and only with reasonable prior notice to ***, and the relevant Affiliate and subject to prior coordination.  Any such audit shall be made during ***’s or the relevant Affiliate’s normal business hours and shall not unreasonably interfere with the business of *** or the relevant Affiliate, and shall be completed within a reasonable timeframe.  *** shall transfer to Rexahn any payment due pursuant to such auditor’s audit within twenty (20) days of either (i) receipt of the results of Rexahn’s audit if not disputed by ***, or (ii) receipt of the final determination of the independent auditor jointly selected by *** and Rexahn to resolve the dispute.  Such payment shall bear interest at a rate per annum equal to the “prime rate” published in the Wall Street Journal from time to time (the “Prime Rate”) from the date such payment should have been properly paid.

8.	Intellectual Property Rights

8.1.	The Parties agree that Rexahn owns all the proprietary rights, title and interest in and to the Rexahn IP, and that such right, title and interest shall remain with and be vested in Rexahn.

8.2.
If during the subsistence of this Agreement any subsidiary of Rexahn or any company with which Rexahn merges (if such shall exist) shall generate or own any IP Rights that if generated or owned by Rexahn would have been considered part of the Licensed Information, then Rexahn shall immediately notify *** of such IP and shall act immediately to ensure that such IP shall be licensed to Rexahn (or directly to ***) so that such IP becomes part of the Licensed Information, at no additional cost to ***.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

8.3.
All IP relating to the Licensed Product which is developed by or on behalf of *** (including by Rexahn) on or after the date on which *** serves the License Notice shall be exclusively owned by ***, and *** shall have all right, title and interest thereto (the “*** IP”).

8.4.
Each Party agrees to sign, execute and deliver all documents and papers that may be required, and perform such other acts as may be reasonably required in order to ensure the assignment to Rexahn of the Rexahn IP and the assignment to *** of the *** IP and any registration of the License with the relevant authorities anywhere in the world.

9.	Prosecution and Protection of Intellectual Property

Patent Filing

9.1.
During the performance of the R&D Program, Rexahn shall be obligated in accordance with the instructions of the R&D Committee and utilizing for such purpose *** or patent counsel acceptable to ***, at Rexahn’s expense (as part of the mutually approved R&D Budget), to file, record, prosecute, and maintain all Patents on a worldwide basis.  Rexahn shall continuously and at its own cost provide *** with reasonable information relating to the prosecution of such IP Rights, and the maintenance and other proceedings relating thereto including, without limitation, by providing copies of substantive communications, notices, actions, search reports and third party observations submitted to or received from the relevant patent authorities.

9.2.
Notwithstanding Section 9.1, if *** serves a License Notice on Rexahn, then from the date on which the License Notice is served and for the rest of the term of this Agreement, subject to Section 9.3, *** shall have the right to file, record, prosecute and maintain all Patents claiming RX-3117 on a worldwide basis using its own or Rexahn’s counsel (as selected by ***, in its sole discretion).  *** shall continuously and at its own expense provide Rexahn with reasonable information relating to the prosecution of such IP Rights, and the maintenance and other proceedings relating thereto including, without limitation, by providing copies of substantive communications, notices, actions, search reports and third party observations submitted to or received from the relevant patent authorities.  Further, to the extent a Patent claiming RX-3117 contains claims that include any compounds other than RX-3117 (such other claims are referred to as the “Broad Claims”), then in such case, in addition to the foregoing, *** shall provide Rexahn with full prior comment and participation rights with respect to the prosecution and maintenance of the IP Rights in such other Broad Claims.  *** shall use its commercially reasonable efforts to prosecute the full breadth of the Broad Claims.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.3.
If *** notifies Rexahn in writing that it does not desire to file, record, prosecute or maintain a Patent in any country then subject to ***’s consent, which consent shall not be unreasonably withheld, Rexahn shall have the right to assume the responsibility for the prosecution and maintenance of such patent application and Patent in such country.

9.4.
Nothing contained in this Agreement shall be deemed to be a warranty by either of the Parties that they can or will be able to obtain patents or patent applications based upon the Licensed Information.

Patent Enforcement

9.5.
In the event that either Party becomes aware of any product that is made, used, or sold or any action that it believes infringes or misappropriates the Licensed Information applicable to the Licensed Product anywhere in the world, such Party will promptly advise the other of all the relevant facts and circumstances known to such first-mentioned Party in connection with such infringement or misappropriation.

9.6.
*** shall have the first right, but not the obligation, to bring an action against any third party suspected of infringement or misappropriation of the same, and to control the defense of any counterclaim or declaratory judgment action alleging invalidity or non-infringement (or other action) relating thereto.  If *** elects to bring such action against a third party, Rexahn will cooperate fully with *** at ***’s expense in connection with such proceedings including the joining of Rexahn as a party to such action as may be required by the law of the particular jurisdiction in which proceedings are brought.  Any recovery obtained as a result of such action, minus the costs and expenses incurred as a result of such action, shall be treated as if they were Net Sales for the purpose of calculating payments due to Rexahn hereunder.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

If *** does not exercise its right as described in this Section 9.6, then, subject to ***’s prior written approval, Rexahn shall be entitled to exercise such right at its own cost and expense and any recovery in such action shall be retained by Rexahn in full, subject to the other terms of this Agreement.

9.7.
Each Party shall execute all necessary and proper documents, take such actions as are reasonably required of it and as are necessary to allow the other Party to bring the proceedings referred to in this Section 9, and shall otherwise cooperate in the conduct of such actions (including, without limitation, consenting to being named as a party thereto).  If a Party brings proceedings as described in this Section 9 it shall keep the other Party reasonably informed as to the status of such action.

Patent Infringement

9.8.
If *** serves the License Notice and following the date of service either *** or Rexahn, or both of them, are sued by a third party alleging that the commercialization of the Licensed Product infringes any IP Rights of such third party the Party who is sued shall immediately give the other Party written notice of same.

9.9.
If proceedings as described in Section 9.8 are brought against *** or Rexahn or both of them, *** shall have the right to defend such action on behalf of both Parties and any expenses or costs incurred by *** in connection with such action(s), and any costs or amounts awarded to the counterparties in such action(s) shall, subject to the other terms of this Agreement, be fully borne by *** and any recovery in such action shall be retained by *** in full.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.10.
If *** does not exercise its right to defend proceedings as described in Section 9.8 in a particular jurisdiction pursuant to Section 9.9 within sixty (60) days from the date the relevant suit becomes known to ***, then, subject to ***’s prior written approval,  Rexahn shall be entitled to defend such claim at its own cost and expense in such jurisdiction and any recovery in such action shall be retained by Rexahn in full, subject to the other terms of this Agreement.

General

9.11.
The Parties agree to provide each other with reasonable cooperation in the defense of any claims brought against the other Party in connection with the substance of this Agreement and shall join any such litigation as a party if required by law.  The Parties agree to execute all documents reasonably necessary for the relevant Party to defend such action and shall provide documents and help with making contact with witnesses that are or were their employees, consultants or otherwise connected to them, whose assistance or testimony is necessary in the reasonable judgment of the lawyers with conduct of the proceedings.

9.12.
In no event shall either Party enter into any settlement, consent order, consent judgment or any voluntary disposition of such action that would adversely affect the rights of the other without the prior written consent of such other Party, which consent shall not be unreasonably withheld or delayed.

10.	Representations and Warranties

10.1.	Each Party hereby represents and warrants to the other Party that:

10.1.1.	it has the full power and authority to enter into this Agreement and to perform its obligations hereunder, and all corporate approvals required have been obtained;

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.1.2.
entering this Agreement shall not constitute a breach of any agreement, contract, understanding and/or obligation, including such Party’s documents of incorporation which it is currently bound by, and as long as this Agreement is in effect and without derogating from the rights to terminate the Agreement pursuant to Section 11 below, such Party shall not undertake any obligations which conflict with its obligations under this Agreement;

10.1.3.
it is a corporation duly organized, validly existing under the laws of the jurisdiction of its organization and it has all necessary corporate power and authority to carry on its business as currently conducted or proposed to be conducted;

10.1.4.
in carrying out its obligations and responsibilities pursuant to this Agreement it shall obtain or procure all necessary approvals and consents and shall comply with all applicable laws and regulations, licenses, permits, approvals and procedures;

10.1.5.	it reaffirms as if fully stated herein, all of its representations and warranties set forth in the Securities Purchase Agreement.

10.2.	In addition, Rexahn hereby represents and warrants that:

10.2.1.
it is and shall remain during the term of this Agreement the sole and exclusive owner of all rights in and to the Rexahn IP and all right, title and interest therein and thereto vest in Rexahn; provided, however, in the event of any sale of Rexahn’s entire business to a “Successor”, the provisions of this Agreement shall be binding upon and inure to the benefit of such “Successor” pursuant to Section 19.4 hereof.  All parts of the Licensed Information are and shall remain during the subsistence of this Agreement free and clear of any, pledge, security, interest, encumbrance, prior assignment, option, warrant, right to possession, claim, right or restriction of any kind or nature whatsoever, charge or other lien whether arising by contract, agreement or by operation of law or order of a court (“Liens”).

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.2.2.	to the best of its knowledge the performance of Rexahn’s obligations under this Agreement and the grant of the License to *** hereunder do not and will not infringe any third party IP Rights;

10.2.3.	it has the right and authority to grant the License Option and the License;

10.2.4.
it has no knowledge of any legal suit or proceeding by any third party against Rexahn contesting the ownership or validity of the Licensed Information or any part thereof or contesting the License that may be granted hereunder (including as it relates to the commercialization of the Licensed Product) as infringing any third party IP Rights;

10.2.5.	it shall not, during the term of this Agreement, perform any work or other activities on or in connection with RX-3117, except in accordance with the R&D Program;

10.2.6.	it has the necessary experience and expertise to manage and/or perform the R&D Program internally and through external sources;

10.2.7.
it has not transferred and shall not during the term of this Agreement transfer any material embodiment of the Licensed Information to any third party whatsoever, including without limitation, pursuant to the terms of a material transfer agreement without ***’s prior written approval; and

10.2.8.	it repeats and restates as if set forth in full herein all of its representations and warranties under Section 3.14 of the Securities Purchase Agreement.

10.3.
Without derogating from any of the remedies available to either Party hereunder or under applicable law, if either Party shall become aware of the inaccuracy of any of the above representations and warranties, such Party shall immediately notify the other Party of such in writing.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.4.
Except as otherwise expressly provided in this Agreement, no Party makes any warranty with respect to any technology, patents, goods, services, rights or other subject matter of this Agreement and each Party hereby disclaims warranties of merchantability and fitness for a particular purpose with respect to any and all of the foregoing.  Without derogating from the generality of the foregoing, nothing contained in this Agreement is a warranty or representation by Rexahn or *** that any efforts to be exerted by Rexahn or *** in connection with this Agreement including without limitation any development activities to be performed by them under this Agreement will achieve their aims or succeed, and the Parties make no warranties whatsoever as to any results to be achieved in consequence of the carrying out of any such efforts or activities.

11.	Term and Termination

11.1.	This Agreement shall continue in full force and effect until terminated in accordance with the terms hereof.

11.2.
This Agreement shall automatically terminate upon (i) the expiration of the Option Period if *** does not exercise the License Option within such Option Period or (ii) termination of the Securities Purchase Agreement in accordance with the provisions of Section 6.14 thereof.

11.3.
If *** in its sole discretion, after considering scientific, regulatory, technical, competitive and such other factors it considers relevant, determines to terminate this Agreement, then *** shall promptly provide Rexahn with notice in writing of such determination. Promptly following the receipt of such notice from ***, the Parties shall meet and discuss ***’s intention to terminate this Agreement.  If following such discussion, but in any event not later than thirty (30) days from and after the foregoing notice from ***, *** still wishes to terminate, then *** may terminate this Agreement without penalty or further discussion.

11.4.
Upon termination of this Agreement pursuant to Section 11.2, the termination of this Agreement by *** pursuant to Section 11.3 or by Rexahn pursuant to Section 11.5 and in the event that *** has previously exercised the License Option:

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.4.1.	the License granted to *** by Rexahn shall be terminated;

11.4.2.	***, its Sublicensees and Further Sublicensees shall cease all use of the Licensed Information and the Licensed Product including the commercialization of the Licensed Product, subject to Section 4.4;

11.4.3.
Subject to Section 11.7, *** shall promptly transfer to Rexahn all documents, instruments, records and data relevant to the development or commercialization of the Licensed Product generated, developed or disclosed to it during the term of this Agreement and in the framework of the R&D Program, in its possession, that are solely and directly related to the Licensed Product, and shall be allowed to retain one copy for archival purposes;

11.4.4.	*** shall provide Rexahn with a report summarizing its development activities and the results up to termination; and

11.4.5.
*** shall be deemed without any further action to have granted to Rexahn a non-exclusive, perpetual, royalty-free worldwide license (including the right to grant sublicenses), under ***’s interest in any *** IP that is solely and directly related to the Licensed Product to develop, have developed, make, have made, use, have used, offer for sale, sell, have sold, import and have imported any and all Licensed Product.

11.5.
Without derogating from any other remedies that either Party hereto may have under the terms of this Agreement, the Securities Purchase Agreement or at law, each Party hereto shall have the right to terminate this Agreement forthwith upon the occurrence of any of the following:

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.5.1.	the other Party commits a material breach of this Agreement and fails to remedy that breach within forty-five (45) days after being requested to do so by the non-breaching Party; or

11.5.2.
upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, in the case of any involuntary bankruptcy, reorganization, liquidation, receivership or assignment proceeding such right to terminate shall only become effective if such other Party consents to the involuntary proceeding or such proceeding is not dismissed within ninety (90) days after the filing thereof.

Notwithstanding the immediately preceding provision of this Section 11.5.2, all rights and licenses granted pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code.  The Parties agree that *** and Rexahn shall retain and may fully exercise all of their respective rights, remedies and elections under the Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy or reorganization case by or against a Party under the Bankruptcy Code, the other Party shall be entitled to all applicable rights under Section 365 (including Section 365(n)) of the Bankruptcy Code.  Upon rejection of this Agreement by a Party or a trustee in bankruptcy for such Party, pursuant to Section 365(n), the other Party may elect (i) to treat this Agreement as terminated by such rejection or (ii) to retain its rights (including any right to enforce any exclusivity provision of this Agreement) to intellectual property (including any embodiment of such intellectual property) under this Agreement and under any agreement supplementary to this Agreement for the duration of this Agreement and any period for which this Agreement could have been extended by such other Party, subject, however, to the continued payment of all amounts owing under this Agreement, all of which amounts shall be deemed to be royalties for purposes of Section 365(n) of the Bankruptcy Code.  Upon written request to the trustee in bankruptcy or bankrupt Party, the trustee or Party, as applicable, shall (i) provide to the other Party any IP Rights held by the trustee or the bankrupt Party and shall provide to the other Party a complete duplicate of (or complete access to, as appropriate) any such IP and (ii) not interfere with the rights of the other Party to such IP as provided in this Agreement or any agreement supplementary to this Agreement, including any right to obtain such IP (or such embodiment or duplicates thereof) from a third party.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.6.
Subject to Section 11.4, upon termination of this Agreement for any other reason, each Party shall immediately return to the other Party all materials, reports, updates, documentation, written instructions, notes, memoranda, discs or records or other documentation or physical matter of whatsoever nature or description provided by the other Party, except in the event that such material is owned by such Party pursuant to the terms of this Agreement, and provided that each Party shall be allowed to retain one copy for archival purposes.

11.7.
If following termination of this Agreement, Rexahn shall grant to a third party a license or allow a third party to use or shall otherwise commercialize or sell any of the results or data generated during the course of the R&D Program or any other development results achieved by *** or any *** IP, and Rexahn shall receive consideration in respect of such license, then Rexahn shall pay to *** an amount equal to (i) the full amount of the expenses incurred by *** in arriving at such results, data or *** IP and (ii) all payments to Rexahn under this Agreement; provided that amounts paid by *** under the Securities Purchase Agreement shall not be reimbursable expenses for purposes of this Section 11.7, and Rexahn shall also undertake to pay all payment obligations to third parties which *** would have been obligated to pay if the License had not been terminated. Rexahn shall pay to *** amounts, if any, payable under this Section 11.7, within sixty (60) days of receipt of the relevant consideration.  Such payments shall bear interest at a rate per annum equal to the Prime Rate from the date such amounts were originally paid by ***.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.8.
At the request of either Party, the other Party shall execute and deliver such assignments and licenses and other documents as may be necessary to fully vest in the requesting Party all right, title and interest to which it is entitled pursuant to this Section 11.

11.9.	Upon termination of this Agreement for any reason each Party shall be entitled to collect any debt then owed to it by the other Party.

11.10.	Save as otherwise provided in this Agreement, any provision that by its nature is intended to survive termination or expiry shall survive the termination or expiry of this Agreement.

12.	Indemnification

12.1.
*** shall indemnify, defend, and hold harmless each of Rexahn and its directors, officers, employees, and agents and their respective successors, heirs and assigns (the “Rexahn Indemnitees”), from and against any liability, damage, loss, or expense (including reasonable attorney’s fees and expenses) incurred by or imposed upon any of the Rexahn Indemnitees in connection with any claims, suits, actions, demands or judgments of third parties (“Claims”) arising pursuant to a breach of a representation or warranty of *** under this Agreement and/or concerning the negligent acts or omissions to act by ***, or any of its Affiliates or Sublicensees or Further Sublicensees, except in cases where, and to the extent that, such Claims result from the breach of this Agreement, negligence or willful misconduct by or on the part of any of the Rexahn Indemnitees and/or any misrepresentation by Rexahn under this Agreement or under the Securities Purchase Agreement.

12.2.
***’s undertakings under Section 12.1 above shall be subject to: (a) receipt of prompt written notice of any Claim by the Rexahn Indemnitee (provided, however, that the failure to give such notice shall not affect ***’s indemnification undertakings provided hereunder except to the extent *** shall have been actually prejudiced as a result of such failure), (b) the cooperation of the Rexahn Indemnitee(s) regarding the response to and the defense of any such Claim, and (c) ***’s right, by written notice to the Rexahn Indemnitees, to assume the defense of the Claim or represent the interests of the Rexahn Indemnitees in respect of such Claim, that shall include the right to select and direct legal counsel and other consultants to appear in proceedings on behalf of the Rexahn Indemnitees and to propose, accept or reject offers of settlement, all at its sole cost; provided however, that, unless such settlement involves solely monetary damages and includes an unconditional release of Rexahn, no such settlement shall be made without the written consent of the Rexahn Indemnitees, such consent not to be unreasonably withheld or delayed.  Nothing herein shall prevent the Rexahn Indemnitees from retaining their own counsel and participating in their own defense at their own cost and expense.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

12.3.
Rexahn shall indemnify, defend, and hold harmless each of *** and its directors, officers, employees, and agents and their respective successors, heirs and assigns (the “*** Indemnitees”), from and against any liability, damage, loss, or expense (including reasonable attorney’s fees and expenses) incurred by or imposed upon any of the *** Indemnitees in connection with any Claims arising pursuant to a breach of a representation or warranty of Rexahn under this Agreement and/or concerning negligent acts or omissions to act by Rexahn Indemnitees or their subcontractors in the activities of Rexahn under this Agreement, except in cases where, and to the extent that, such Claims result from the breach of this Agreement, negligence or willful misconduct by or on the part of any of the *** Indemnitees and/or any misrepresentation by *** under this Agreement.

12.4.
Rexahn’s undertakings under Section 12.3 shall be subject to: (a) receipt of prompt written notice of any Claim by the *** Indemnitee (provided, however, that the failure to give such notice shall not affect Rexahn’s indemnification undertakings provided hereunder except to the extent Rexahn shall have been actually prejudiced as a result of such failure), (b) the cooperation of the *** Indemnitee(s) regarding the response to and the defense of any such Claim, and (c) Rexahn’s right, by written notice to the *** Indemnitees, to assume the defense of the Claim or represent the interests of the *** Indemnitees in respect of such Claim, that shall include the right to select and direct legal counsel and other consultants to appear in proceedings on behalf of the *** Indemnitees and to propose, accept or reject offers of settlement, all at its sole cost; provided however, that unless such settlement involves solely monetary damages and includes an unconditional release of ***, no such settlement shall be made without the written consent of the *** Indemnitees, such consent not to be unreasonably withheld or delayed.  Nothing herein shall prevent the *** Indemnitees from retaining their own counsel and participating in their own defense at their own cost and expense.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

13.	Insurance

Each Party shall maintain, for the term of this Agreement and thereafter, insurance sufficient to cover its obligations under this Agreement and under law as it customarily maintains for similar activities in the regular course of its business.  *** may fulfill its obligation under this Section 13 to obtain insurance by the maintenance of appropriate self insurance regardless of the nature or title thereof.

14.	Limitation of Liability

EXCEPT IN THE CASE OF A WILLFUL OR FRAUDULENT MISREPRESENTATION UNDER THIS AGREEMENT OR THE SECURITIES PURCHASE AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE OR TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

15.	Confidentiality

15.1.
Other than as expressly set forth herein, *** and Rexahn undertake to treat and to maintain and to ensure that their Representatives (as defined below) shall treat and maintain, in strict confidence and secrecy, any confidential or proprietary information or data disclosed by either Party under this Agreement, whether provided in written, oral, graphic, visual, electronic or other form, including without limitation non-public information relating to the Licensed Information, existing or proposed research, development efforts, new inventions, sources of materials, cost, pricing and other financial information and patent information  (the “Confidential Information”) and shall keep in confidence the existence and contents of this Agreement, shall not disclose, publish, or disseminate in any manner, any Confidential Information including, without limitation, any aspect  thereof which may have been disclosed prior to the signature hereof to a third party other than those of its Representatives with a need to know the same for the purpose of performing its obligations under this Agreement (the “Purpose”).  In addition, each Party agrees to treat and maintain (and to ensure that its Representatives treat and maintain) in strict confidence and secrecy and to prevent any unauthorized use, disclosure, publication, or dissemination of the Confidential Information, except for the Purpose.  Each Party agrees to be responsible for any use or disclosure of Confidential Information of any of its said Representatives.

15.2.	Each Party shall:

15.2.1.	safeguard and keep secret all Confidential Information, and will not directly or indirectly disclose to any third party the Confidential Information without written permission of the other.

15.2.2.
in performing its duties and obligations hereunder, use at least the same degree of care as it does with respect to its own confidential information of like importance but, in any event, at least reasonable care.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

15.3.	The undertakings and obligations under Sections 15.1 and 15.2 shall not apply to any part of the Confidential Information which:

15.3.1.	was known to the recipient of the Confidential Information (the “Recipient”) prior to disclosure by the disclosing Party the (“Discloser”);

15.3.2.	was generally available to the public prior to disclosure to the Recipient;

15.3.3.	is disclosed to Recipient by a third party who is not bound by any confidentiality obligation, having a legal right to make such disclosure;

15.3.4.	has become through no act or failure to act on the part of the Recipient public information or generally available to the public;

15.3.5.	was independently developed by the Recipient without reference to or reliance upon the Confidential Information;

15.3.6.
is required to be disclosed by the Recipient by law, by court order, or governmental regulation (including securities laws and/or exchange regulations), provided that the Recipient gives the Discloser reasonable notice prior to any such disclosure and cooperates (at the Discloser’s expense) with the Discloser to assist the Discloser in obtaining a protective order or other suitable protection from disclosure (if available) with respect to such Confidential Information.

Notwithstanding the foregoing, in the event that either Party is required to disclose Confidential Information pursuant to securities laws, then, prior to such disclosure, the text of such disclosure shall be provided to the other Party hereto for its comment and review, and only text that has been prior agreed between the Parties shall be disclosed.

15.4.
*** and Rexahn acknowledge that their respective Confidential Information is of special and unique significance to each of them and that any unauthorized disclosure or use of the Confidential Information could cause irreparable harm and significant injury to the Discloser that may be difficult to ascertain. Accordingly, any breach of this Agreement may entitle the aggrieved Party in addition to any other right or remedy that it may have available to it by law or in equity, to remedies of injunction, performance and other relief, including recourse in a court of law.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

15.5.	Each Party agrees to inform the other Party of any breach or threatened breach of the provisions hereof by its Representatives.

15.6.	The provisions relating to confidentiality in this Section 15 shall remain in effect during the term of this Agreement and for a period of seven (7) years after its termination.

15.7.	Rexahn shall make its best efforts to ensure that Rexahn’s Affiliates comply with the provisions of this Section 15.

15.8.
Notwithstanding the foregoing, each Party may disclose the terms of this Agreement (i) to the extent required (in the reasonable opinion of such Party’s legal counsel) to comply with applicable laws and subject to the provisions of Section 16.1; and (ii) pursuant to appropriate non-disclosure arrangements (w) to Sublicensees; (x) to financial and legal advisors;  (y) as reasonably necessary in conjunction with any debt or equity financing of that Party; or (z) in conjunction with a merger, acquisition, consolidation, share exchange, or other similar transaction involving a Party, provided however that prior to any disclosure, the disclosing Party shall consult with the non-disclosing Party, and the non-disclosing Party shall have the right to delete business sensitive issues.

15.9.
For the purposes of this Section 15 “Representatives” shall mean employees, officers, agents, subcontractors, consultants, and/or any other person or entity acting on either Party’s behalf, individually or collectively and which shall be exposed to Confidential Information.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

16.	Publication / Non-Disclosure

16.1.
Neither Party shall issue any press release, make any public statement or advertise any information pertaining to this Agreement, the Securities Purchase Agreement, or to the collaboration hereunder, without the prior written approval of the other, except as required by applicable law.  Without derogating from the foregoing, disclosure required under applicable law and regulations, including disclosures pursuant to Form 8-K and other filings with the Securities and Exchange Commission (“SEC”) or other governmental bodies, or disclosures necessary to comply with laws or regulations for appropriate market disclosure, shall not be subject to the written consent of the other Party, however (i) the disclosing Party shall give the other sufficient notice, as far as practicable under law, of such required disclosure as to enable the non-disclosing Party time to object to such disclosure and shall reasonably strive to implement any comments provided by the non-disclosing Party; and (ii) Rexahn and *** (as the case may be) shall seek to redact any confidential information (including, without limitation, disclosure of ***’s identity, prior to the Initial Closing under the Securities Purchase Agreement) set forth in such filings, and each Party shall provide a draft of the redacted version of this Agreement (or such other document being redacted) to the other Party no less than four business days prior to the filing with the SEC, other governmental authority or securities exchange and give reasonable consideration to the other Party’s comments regarding any proposed redaction.  *** (i) expressly acknowledges that Rexahn may need or desire to announce publicly results in its research and development programs, product development pipelines and commercialization, including in discussion with potential investors, and (ii) agrees that it shall take the above into account and not unreasonably withhold, condition or delay its consent to any such request by Rexahn.

16.2.
Rexahn shall not submit for written or oral publication any manuscript, abstract or the like relating to the Licensed Product without the prior written consent of ***.  If Rexahn desires to submit such publication, it shall first deliver to ***, for ***’s prior written consent, the proposed publication or an outline of the oral disclosure at least sixty (60) days prior to planned submission or presentation.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

16.3.	Rexahn shall use its commercially reasonable efforts to ensure that Rexahn’s Affiliates comply with the provisions of this Section 16.

17.	Independent Contractors

17.1.
It is expressly agreed that the Parties shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency.  Neither Party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of such other Party.

17.2.
Rexahn agrees that its employees, officers, agents, subcontractors, consultants, and/or any other person or entity acting on Rexahn’s behalf, individually or collectively, shall be the sole responsibility of Rexahn and shall not be considered at any time as *** employees and shall not have any claims against *** whatsoever.  *** agrees that its employees, officers, agents, subcontractors, consultants, and/or any other person or entity acting on ***’s behalf, individually or collectively, shall be the sole responsibility of *** and shall not be considered at any time as Rexahn employees and shall not have any claims against Rexahn whatsoever.

18.	Miscellaneous Payment and Tax Provisions

18.1.	All amounts required to be paid pursuant to this Agreement are final and inclusive of all taxes and/or duties, of whatsoever nature.

18.2.
If applicable laws require that taxes be withheld from any amounts due to Rexahn under this Agreement, *** shall (a) deduct these taxes from the remittable amount, (b) pay the taxes to the proper taxing authority, and (c) deliver to Rexahn a statement including the amount of tax withheld and justification therefore, and such other information as may be necessary for tax credit purposes.  For the avoidance of doubt, any amounts due to Rexahn under this Agreement shall be reduced by any withholding or similar taxes applicable to such payment, such that the actual maximum payment by *** shall not exceed the amounts or the rates provided in this Agreement.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

18.3.
Subject to providing Rexahn fifteen (15) days notice and an explanation in reasonable detail of the basis for the calculations, *** shall be entitled to set-off from any amounts due to Rexahn under this Agreement, any amounts not exceeding the amounts of any damage caused to *** as a result of Rexahn’s breach under this Agreement.

19.	Assignment and Subcontracting

19.1.
*** is permitted to assign its rights and obligations under this Agreement to its Affiliates and such assignment may be made by *** at its sole discretion either in respect of the entire Agreement or with respect to the rights and obligations related to any part of this Agreement, provided that *** shall remain liable for the performance of all of its obligations under this Agreement.

19.2.
Rexahn shall not, without the prior written consent of ***, assign, charge, mortgage, subcontract or transfer in any other manner all or any of its rights or obligations under this Agreement.  Any assignment not in accordance with this Agreement shall be null and void.

19.3.
*** shall be entitled to perform any and all of its obligations arising under the terms of this Agreement and to exploit any and all of its rights arising under the terms of this Agreement either directly or through its Affiliates, provided that *** remains liable for the performance of all of its obligations under this Agreement.

19.4.
Except as otherwise expressly provided herein, the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  “Successors” shall mean any successor to a party by way of (i) sale of all or substantially all of the assets of a party, (ii) stock sale or share exchange, or (iii) merger or similar reorganization transaction.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

20.	Amendments

No amendment of this Agreement shall be valid unless it is in writing and signed by, or on behalf of, each of the Parties.

21.	Severance

Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any applicable jurisdiction, the invalid or unenforceable part or provision shall, provided that it does not go the essence of this Agreement, be replaced with a revision which accomplishes, to the extent possible, the original commercial purpose of such part or provision in a valid and enforceable manner, and the balance of this Agreement shall remain in full force and effect and binding upon the Parties.

22.	Entire Agreement

This Agreement and its annexes constitute the entire agreement between the Parties with respect to its subject matter and supersede all prior agreements, arrangements, dealings or writings between the Parties, whether oral or written.

23.	Waiver

No waiver of a breach or default hereunder shall be considered valid unless in writing and signed by the Party giving such waiver and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

24.	Further Assurances

Each Party agrees to execute, acknowledge and deliver such further documents and instruments and do any other acts, from time to time, as may be reasonably necessary, to effectuate the purposes of this Agreement.

25.	Third Parties

None of the provisions of this Agreement is intended to benefit, nor shall any provisions of this Agreement be enforceable by, any person who is not a party to this Agreement.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

26.	Notices

Any notice, declaration or other communication required or authorized to be given by any Party under this Agreement to the other Party shall be in writing and shall be personally delivered, sent by facsimile transmission (with a copy by ordinary mail in either case) or dispatched by courier addressed to the other Party at the address stated below or such other address as shall be specified by the Parties by notice in accordance with the provisions of this Section 26.  Any notice shall operate and be deemed to have been served, if personally delivered, sent by fax or by courier on the next following business day.

***’s and Rexahn’s addresses for the purposes of this Agreement shall be as follows:

If to ***:

***
***
Attention:	***
***
Telephone:	***
Facsimile:	***

With a copy (that will not constitute notice) to:

***
Attention:	***
***
Telephone:	***
Facsimile:	***

If to Rexahn:

Rexahn Pharmaceuticals, Inc.
15245 Shady Grove Road, Suite 455
Rockville, Maryland 20850
Attention: Rick Soni

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Attention: Tae Heum Jeong
Telephone: 240-268-5300 x310
Facsimile: 240-268-5310

With a copy (that will not constitute notice) to:
Venable LLP
750 E. Pratt Street
Suite 900
Baltimore, MD 21202
Attention:  Michael J. Baader, Esq
Telephone: 410-244-7708
Facsimile: 410-244-7742

27.	Governing Law and Jurisdiction

This Agreement shall be governed by the laws of the State of New York.  All actions, suits or proceedings arising out of or relating to this Agreement shall be heard and determined in any New York State or federal court sitting in the City of New York, County of New York, and the Parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive any defense of an inconvenient forum to the maintenance of any such action or proceeding.  Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each Party hereby waives all rights to a trial by jury.

28.	Force Majeure

28.1.
If either Party is prevented from fulfilling its obligations under this Agreement by reason of any supervening event beyond its control (including but not limited to war, national emergency, flood, earthquake, strike or lockout) the party unable to fulfill its obligations (the ‘‘Incapacitated Party’’) it shall immediately give notice of this to the other Party and shall do everything reasonably within its power to resume full performance of its obligations as soon as possible.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

28.2.
Subject to compliance with the requirements of Section 28.1 the Incapacitated Party shall not be deemed to be in breach of its obligations under this Agreement during the period of incapacity in the circumstances referred to in Section 28.1 and the other Party shall continue to perform its obligations under this Agreement save only in so far as they are dependent on the prior performance by the Incapacitated Party of obligations which it cannot perform during the period of incapacity.

29.	Interpretation

Both Parties have had the opportunity to have this Agreement reviewed by an attorney; therefore, neither this Agreement nor any provision hereof shall be construed against the drafter of this Agreement.

30.	Counterparts

This Agreement may be executed in any number of counterparts (including counterparts transmitted by fax), each of which shall be deemed to be an original, but all of which taken together shall be deemed to constitute one and the same instrument.

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized representatives:

***	REXAHN PHARMACEUTICALS, INC.

signature:	signature:
/s/ Chang H. Ahn

name:	name:
Chang H. Ahn

designation:	designation:
Chairman & Chief Executive

signature:

name:

designation:

Date: June 26, 2009	Date: June 26, 2009

Signature page to Research and Exclusive License Option Agreement

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Annex 1

The Securities Purchase Agreement

[Filed as Exhibit 10.2 to this Current Report on Form 8-K]

*** Confidential Treatment Requested

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-

Annex 2

The Patents

[…***…]

*** Confidential Treatment Requested